Exhibit 10.11(b)

Oxford Biomedica Confidential

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is treated by the Registrant as private or confidential.

FIRST AMENDMENT OF THE CONFIDENTIALITY AGREEMENT BETWEEN

Oxford Biomedica (UK) Limited &

Syncopation Life Sciences Inc

This first amendment of the Licence and Supply Agreement (the “First Amendment”) is effective as of 21st April 2023 (“First Amendment Effective Date”)

BETWEEN

1.
Oxford Biomedica (UK) Limited, a company incorporated in England and Wales, with company registration number 03028927, whose registered office address is at Windrush Court, Transport Way, Oxford, OX4 6LT, United Kingdom (“OXB”), and
2.
Syncopation Life Sciences Inc, now known as CARGO Therapeutics Inc., a company incorporated in Delaware whose principal place of business is at 1900 Alameda de las Pulgas, San Mateo, CA 94403, USA (“Client”)

WHEREAS

A.
OXB and Client entered into a Licence and Supply Agreement dated 24th June 2022 (the

“Agreement”)

B.
In accordance with clause 12.2(c) of the Agreement, Client wishes for OXB to use its proprietary U1 technology in the performance of Services under the Agreement.

C.
Pursuant to clause 1.1(bbb) the list of OXB Patents is updated to reflect the current status of the listed patent families.

D.
The parties wish to amend the Agreement as shown below:

AMENDMENT

1.
Schedule 4 (OXB Patent Rights) to the Agreement is hereby deleted in its entirety and replaced with Schedule 4 attached to this First Amendment. For the avoidance of doubt, the Royalties pursuant to clause 7.12 shall remain unchanged.

2.
Miscellaneous

2.1.
Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given to such terms in the Agreement.

Exhibit 10.11(b)

Oxford Biomedica Confidential

2.2.
This First Amendment shall be governed by the laws of England and Wales as set forth in clause 18.13 of the Agreement.

Signed for and on behalf of Syncopation Life Sciences Inc.

/s/ Shishir Gadam Date: April 21, 2023

Print name: Shishir Gadam

Position: CTO

Signed for and on behalf of Oxford Biomedica (UK) Ltd

/s/ James Miskin Date: April 21, 2023

Print name: James Miskin

Position: Chief Technical Officer

Oxford Biomedica Confidential

SCHEDULE 1

OXB Patent Rights

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